OTHER RECEIVABLES (Tables)	6 Months Ended
Jun. 30, 2022
Other Receivables
Schedule of other receivables

	December 31,	June 30,
	2021	2022	2022
	CNY	CNY	US$
	(Audited)	(Unaudited)	(Unaudited)

Financial assets
Loans to an unrelated company (i)	83,600	87,200	13,016
Deposits	863	986	147
Others	1,000	1,000	149
Financial assets	85,463	89,186	13,312

Staff advance	697	750	112
Others	280	284	42
Total amount	977	1,034	154

Impairment allowance	(239)	(1,316)	(196)

Total	86,201	88,904	13,270

(i)	The balance as of June 30, 2022 consisted of the loan from Shenzhen Qianhai Feishang Environmental Investment Co., Limited (“Shenzhen Qianhai”), a subsidiary of the Company, to an unrelated company, Shenzhen Chaopeng Investment Co., Ltd., amounting to CNY80,000, and its corresponding interest receivable amounting to CNY7,200. The loan, with a maturity date of June 30, 2023, is interest bearing at a rate of 9% per annum and guaranteed by Shenzhen Feishang Investment Co., Limited, a company unrelated to the Group.